SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2006

SUB-URBAN BRANDS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-109903	47-0926492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

2222 E. Washington Blvd, Suite B Los Angeles, CA 90021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (213) 229.2885

4251 East Melody Drive, Higley, AZ 85236

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 16, 2006 we issued a press release announcing our acquisition of all of the outstanding common stock of Los Angeles based apparel manufacturer, Sub-Urban Industries, Inc. (“SUI”) in exchange for 31,673,363 shares of the Company’s common stock.

Item 9.01. Financial Statements and Exhibits

99.1 News release issued by the Registrant on May 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUB-URBAN BRANDS, INC

Date: May 18, 2005	/s/ Jack Mott
Jack Mott, Chief Financial Officer